SUPPLEMENT TO THE SPARTAN(registered trademark) MUNICIPAL FUNDS JULY 31, 1997 PROSPECTUS
The following information replaces similar information found in "Investment Principles and Risks" beginning on page 16.
SPARTAN INTERMEDIATE MUNICIPAL INCOME invests in investment-grade municipal securities under normal conditions. Although the fund can invest in securities of any maturity, the fund maintains a dollar-weighted average maturity of between three to 10 years under normal conditions. FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between seven and 10 years.